UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 1, 2019

EMPIRE STATE REALTY TRUST, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-36105	37-1645259
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
EMPIRE STATE REALTY OP, L.P.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36106	45-4685158
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 West 33 rd Street, 12 th Floor New York, New York	10120
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (212)
687-8700
n/a
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Empire State Realty Trust, Inc.
Class A Common Stock, par value $0.01 per share	ESRT	The New York Stock Exchange
Empire State Realty OP, L.P.
Series ES Operating Partnership Units	ESBA	The New York Stock Exchange
Series 250 Operating Partnership Units	FISK	The New York Stock Exchange
Series 60 Operating Partnership Units	OGCP	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As previously announced in a May 21, 2019 press release and Form
8-K,
effective August 1, 2019, David A. Karp resigned as Executive Vice President and Chief Financial Officer, and stepped down from his role as principal financial officer, of each of Empire State Realty Trust, Inc. (“ESRT”) and Empire State Realty OP, L.P. (the “Operating Partnership,” and together with ESRT, the “Company”).
The Company continues its search to identify a new chief financial officer and has retained Korn Ferry (US) to assist in the process.
As indicated in such press release and in accordance with ESRT’s bylaws, Andrew J. Prentice, Chief Accounting Officer and Treasurer, will serve as the Company’s acting chief financial officer, reporting in all financial matters to John B. Kessler, the Company’s President and Chief Operating Officer. Mr. Kessler therefore now assumes the role of principal financial officer.
The information regarding Mr. Kessler required by Items 401(b), (d), (e) and Item 404(a) of Regulation
S-K
in connection with his assumption of the role of principal financial officer is included in the Company’s Definitive Proxy Statement, filed with the Securities and Exchange Commission on April 4, 2019.

SIGNATURE
Pursuant to the requirements of the Exchange Act, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

EMPIRE STATE REALTY TRUST, INC.

Date: August 1, 2019	By:	/s/ Thomas N. Keltner, Jr.
Name: Thomas N. Keltner, Jr.
Title: Executive Vice President, General Counsel and Secretary

EMPIRE STATE REALTY OP, L.P.

By: Empire State Realty Trust, Inc., as general partner

	By:	/s/ Thomas N. Keltner, Jr.
Name: Thomas N. Keltner, Jr.
Title: Executive Vice President, General Counsel and Secretary